UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 11, 2016
(Date of earliest event reported)

JPMCC Commercial Mortgage Securities Trust 2016-JP2
(Central Index Key Number 0001678038)

(Exact name of issuing entity)

JPMorgan Chase Bank, National Association

(Central Index Key Number 0000835271)
Benefit Street Partners CRE Finance LLC

(Central Index Key Number 0001632269)
German American Capital Corporation

(Central Index Key Number 0001541294)
Starwood Mortgage Funding VI LLC

(Central Index Key Number – Not Applicable)

(Exact name of sponsor as specified in its charter)

J.P. Morgan Chase Commercial Mortgage Securities Corp.

(Central Index Key Number 0001013611)

(Exact name of registrant as specified in its charter)

New York	333-206361-04	13-3789046
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

383 Madison Avenue
New York, New York	10179
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (212) 272-6858

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Item 1.01 Entry into a Material Definitive Agreement

The mortgage loan secured by the mortgaged property identified as “Opry Mills” on Exhibit B to the Pooling and Servicing Agreement (the “Opry Mills Mortgage Loan”) is an asset of the Issuing Entity and is part of a whole loan (the “Opry Mills Whole Loan”) that originally included the Opry Mills Mortgage Loan as well as four pari passu promissory notes that were not included in the Issuing Entity (each, an “Opry Mills Companion Loan”). The Opry Mills Whole Loan is being serviced pursuant to the Pooling and Servicing Agreement and a co-lender agreement between the holders of the promissory notes comprising the Opry Mills Whole Loan (previously filed as Exhibit 4.5 to the Form 8-K dated July 29, 2016 under SEC File No. 333-206361-04) (the “Prior Agreement”). The holders of the promissory notes evidencing the Opry Mills Whole Loan have entered into an amendment of the Prior Agreement, dated as of August 9, 2016 and attached hereto as Exhibit 4.1, which amends the Prior Agreement to reflect the division of one Opry Mills Companion Loan into two pari passu promissory notes.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No	Description
Exhibit 4.1	Resizing Amendment to the Co-Lender Agreement, dated as of August 9, 2016, by and among Wells Fargo Bank, National Association, in its capacity as Master Servicer under the Lead Securitization Servicing Agreement, on behalf of the Note A-1 Holder, the Note A-2 Holder, the Note A-3 Holder, the Note A-4 Holder and the Note A-5 Holder and Citigroup Global Markets Realty Corp., as Initial Note A-5 Holder for purposes of Sections 1 and 2 of the Resizing Amendment.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 16, 2016	J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP

	By:	/s/ Bianca A. Russo
Name: Bianca A. Russo
Title: Managing Director and Secretary

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.1	Resizing Amendment to the Co-Lender Agreement, dated as of August 9, 2016, by and among Wells Fargo Bank, National Association, in its capacity as Master Servicer under the Lead Securitization Servicing Agreement, on behalf of the Note A-1 Holder, the Note A-2 Holder, the Note A-3 Holder, the Note A-4 Holder and the Note A-5 Holder and Citigroup Global Markets Realty Corp., as Initial Note A-5 Holder for purposes of Sections 1 and 2 of the Resizing Amendment.	(E)